Exhibit 99.3

Second Quarter 2021 Conference Call

Safe Harbor This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between First Western and Teton Financial Services, the outcome of any legal proceedings that may be instituted against First Western or Teton Financial Services, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where First Western and Teton Financial Services do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, First Western’s ability to complete the acquisition and integration of Teton Financial Services successfully, and the dilution caused by First Western’s issuance of additional shares of its common stock in connection with the transaction. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2021 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof. Additional Information about the Acquisition and Where to Find It In connection with the proposed acquisition, First Western will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of First Western common stock to be issued to the shareholders of Teton Financial Services. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Teton Financial Services seeking their approval of the acquisition and related matters. In addition, First Western may file other relevant documents concerning the proposed acquisition with the SEC. SHAREHOLDERS OF TETON FINANCIAL SERVICESARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST WESTERN, TETON FINANCIAL SERVICES AND THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the proxy statement/prospectus also may be obtained by directing a request by telephone or mail to First Western Financial, Inc., 1900 16th Street , Suite 1200, Denver CO, 80202 , Attention: Investor Relations (telephone: (877) 505-1281), or by accessing First Western’s website at www.myfw.com under “Investor Relations.” The information on First Western’s website is not, and shall not be deemed to be, a part of this release or incorporated into other filings it makes with the SEC. Participants in the Solicitation First Western, Teton Financial Services, Inc. and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Teton Financial Services in connection with the acquisition. Information about the directors and executive officers of First Western is set forth in the proxy statement for First Western’s 2021 annual meeting of shareholders filed with the SEC on April 29, 2021. Additional information regarding the interests of these participants and other persons who may be deemed participants in the acquisition may be obtained by reading the proxy statement/prospectus regarding the acquisition when it becomes available. 2

Overview of 2Q21 Earnings Growth and Higher Returns $0.74 diluted EPS, in 1Q21 Return on average assets of 1.22%, up from 1.16% in 1Q21 Return on average shareholders’ equity of 15.17%, up from 14.95% in 1Q21 Growth in Private and Commercial Banking Driving Improved Profitability Balance sheet growth driving significant operating leverage and higher profitability New client additions and growth in AUM resulted in 9% growth in trust and investment management fees over prior year, despite sale of Los Angeles Fixed Income Team during 4Q20 Increasing Loan Growth and Reduction in Excess Liquidity Well balanced production across the portfolio Intentional run-off of higher-cost, non-relationship deposit accounts to reduce excess liquidity and support net interest margin Asset Quality Remains Exceptional History of exceptionally low charge-offs continues 3

Net Income Available to Common Shareholders and Earnings per Share Net income of $6.3 million, or $0.76 diluted earnings per share, in 2Q21 Strong profitability results in 3.6% and 4.3% increase in book value per share and tangible book value per share(1), respectively, from 1Q21 Net Income Available to Common Shareholders Diluted Earnings per Share $12,000 $10,000 $8,000 $6,000 $8,941(1) $245 $4,874 $5,999$6,277 $1.40 $1.20 $1.00 $0.80 $0.60 $1.13 $0.00 $0.76 $0.74 $0.61 $1.21 $4,000 $0.40 $2,000 $0.20 $0 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Net IncomeAdjustments to Net Income $0.00 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Net IncomeAdjustments to Net Income See Non-GAAP reconciliation4

Non-Mortgage Segment Earnings

- Non-mortgage segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines
- Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term

Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share(1)



$2.00
$1.50
$1.00
$0.50
$0.00
$0.40
$1.44
$0.32
$1.61
$0.67
$0.89
$0.73
$0.99
$0.85
$1.00
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Non-Mortgage Segment
Consolidated

(1) See Non-GAAP reconciliation

5

FIRSTwestern

Loan Portfolio Total loans HFI increased $26.2 million, or 1.7% from prior quarter Loan Portfolio Details Loan Production & Net Loan Payoffs $250 $191.7 $201.1 Excluding PPP loans, total loans HFI increased $113.6 million, or 8.4% from prior quarter Forgiveness of PPP loans drove decline in Cash, $200 $150 $100 $142.1 $119.0 $83.2 $128.1$122.6 $78.9 $137.5 $91.5 $91.4 Securities and Other portfolio Loan production returns to normalized levels with balanced contributions across the portfolio $50 $0 $71.8 $1.8 $48.7 $65.7 $30.5 $5.0 Decline in payoffs helps drive higher loan growth 2Q200Q204Q201Q212Q21 PPP Production⁽¹⁾ProductionNet Loan PayoffsPPP Forgiveness Loan Portfolio Composition(2) Total Loans(2) ($ in thousands, as of quarter end) $2,000 2Q 2020 1Q 2021 2Q 2021 Cash, Securities and Other $371,111 $363,155 $290,907 Construction and Development 74,793 110,024 127,141 1-4 Family Residential 418,409 452,591 496,101 Non-Owner Occupied CRE 229,150 317,457 324,493 Owner Occupied CRE 117,426 161,787 178,847 Commercial and Industrial 213,271 141,770 155,526 Total Loans HFI $1,424,160 $1,546,784 $1,573,015 Mortgage loans held-for-sale (HFS) 69,604 176,644 48,563 Total Loans $1,493,764 $1,723,428 $1,621,578 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $1,337 $1,558$1,644 $1,731$1,723 $1,660 $1,622 $200 $0 2Q200Q204Q201Q212Q211Q212Q21 Bank originated Excludes deferred (fees) costs, and amortized premium/(unaccreted discount), net6 Average HFIHFS Period End

Total Deposits Total deposits decreased $128.8 million from end of prior quarter Decrease in deposits partially resulting from seasonal outflow related to tax payments and a decline in PPP-related deposits Excess liquidity funded the intentional reduction of higher-cost, non-relationship deposits (public funds) that will support net interest margin Deposit Portfolio Composition Total Deposits ($ in millions) 2Q 2020 1Q 2021 2Q 2021 Money market deposit accounts $759,997 $918,940 $840,073 Time deposits 152,897 157,072 137,499 NOW 88,560 130,540 141,076 Savings accounts 7,415 7,885 5,299 Noninterest-bearing accounts 398,063 593,388 555,106 Total Deposits $1,406,932 $1,807,825 $1,679,053 $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 $1,309 $1,577 $1,463 $1,721$1,705 $1,808 $1,679 2Q200Q204Q201Q212Q211Q212Q21 AveragePeriod End 7

Commercial Banking Driving Growth During 2020, expanded commercial banking team and added construction lending expertise Increase in commercial banking clients contributing to growth in total loans and low-cost deposits while improving overall diversification Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth Total Commercial Loans(1) Total Commercial Deposits (in millions)(in millions) $1,200 $1,000 $800 $830 $908 $871 $1,400 $1,000 $837 $958$977 $1,213 Up 24% Year-Over-Year Up 26% Year-Over-Year $800 $600 $600 $400 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 $400 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short-term nature.8

Trust and Investment Management Total assets under management increased $276.5 million from March 31, 2021 to $6.76 billion at June 30, 2021 The increase in asset balances were driven by both account additions and new account growth as well as the continued improvement in market valuations Total Assets Under Management (in millions, as of quarter end) $7,000 $6,000 $5,752 $6,131$6,255 $6,486$6,762 $5,000 $4,000 $3,000 $2,000 $1,000 $0 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Investment AgencyManaged Trust401(k)/RetirementDirected TrustCustody 9

Paycheck Protection Program Overview Impact on 2Q21 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $1.2 Interest income from PPP loans, less PPPLF funding cost $0.3 Net Interest Income $1.5 Net Interest Margin Impact 7 bps ($ in Millions) As of 6/30/21 Total Loans (existing PPP) $100.1 Total Loans Forgiven $177.4 PPPLF advances $105.8 Remaining Fees to be Recognized Pre-Tax(3) $2.1 All numbers represented do not include the impact of taxes The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income Includes $3.0 million in SBA fee income less $0.9 million of deferred loan origination expense

Gross Revenue Gross revenue(1) unchanged from 1Q21 Increase in net interest income and trust and investment management fees offset by lower net gain on mortgage loans 2Q21 Gross Revenue(1) Gross Revenue(1) (in millions) 60.0% Net Interest Income $14,223 40.0% Non-interest Income $9,498 $35.0 $30.0 $25.0 $20.0 $15.0 $10.0 $26.2 $31.0 $23.4$23.7$23.7 $5.0 See Non-GAAP reconciliation $0.0 Q2 2020Q3 2020Q4 2020⁽²⁾Q1 2021Q2 2021 Wealth ManagementCapital ManagementMortgage 11

Net Interest Income and Net Interest Margin Net interest income increased 9.0% from 1Q21, primarily due to higher PPP-related fees and higher average balances of non-PPP loans Net interest margin, including PPP and purchase accretion, increased 11 bps to 3.01% Net interest margin, excluding PPP and purchase accretion(1), was unchanged from 1Q21 at 2.88% Cost of funds decreased 3 bps to 0.28% in 2Q21 from 0.31% in 1Q21 Net interest margin expected to be flat to slightly higher over 2Q21 as excess liquidity is utilized to fund increased loan growth Net Interest Income Net Interest Margin (in thousands) $16,000 $14,000 $12,000 $10,000 $8,000 $12,918 $10,796 $14,223 4.00% 3.50% 3.00% 2.50% 2.00% (1)(1) 3.22%3.23%3.10% (1) 3.10%3.07%3.07% 3.01% 2.90% 2.88%2.88% $6,000 1.50% $4,000 1.00% $2,000 0.50% $0 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 0.00% Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Net Interest MarginAdjusted Net Interest Margin See Non-GAAP reconciliation12

Non-Interest Income Non-interest income decreased 10.5% from 1Q21 Decreased net gain on mortgage loans partially offset by higher trust and investment management fees Trust and investment management fees up 9% over 2Q20, despite loss of approximately $0.8 million in fees per quarter related to LA Fixed Income Team sold in 4Q20 Total Non-Interest Income Trust and Investment Management Fees (in thousands) $20,000 $15,000 $10,000 $15,427 $18,002 $9,954$10,615$9,498 (in thousands) $5,200 $4,814 $4,868 $4,847 $4,609 $4,800 $4,600 $5,009 $5,000 $4,400 $4,200 $0 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Trust and Investment Management FeesNet Gain on Mortgage Loans Bank FeesRisk Management and Insurance Fees Income on Company-Owned Life InsuranceOther $4,000 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 13

Mortgage Operations Mortgage Details Net Income, Revenue and Profit Margin Mortgage locks down 38% from prior quarter reflects decreased inventory and refi slow down 81%83% $12.3 Refi/Purchase mix of 49/51% in 2Q21 compared to 77/23% in 1Q21 and 67/33% in 4Q20 Profit margin down 10% due to decreased volume $8.3 $10.2 $10.2 40%41% $5.2 $4.3 31% $3.9 $1.7$2.1$1.2 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Net IncomeRevenueProfit Margin Mortgage Originations Mortgage Loan Locks (in millions) $600 $319.7 $37.2 $41.9 $32.4 $33.9 $41.2 $400 $376.3 $414.5 $490.8 (in millions) $800 $700 $600 $417.1 $718.8 $376.6$359.4 $200 $100 $200 $100 $223.2 $0 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Originations for SaleOriginations for Porfolio $0 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 14

Non-Interest Expense and Efficiency Ratio Non-interest expense declined 0.7% from 1Q21 Decline in non-interest expense drives improvement in operating efficiency ratio compared to 1Q21 Total Non-Interest Expense Operating Efficiency Ratio(1) (1) $18,000 $12,321 (1) $323 $14,000 $12,000 $10,000 $16,632$15,614$15,629$15,521 100% 80% 48.2% 53.4% 66.6%66.0%65.4% $8,000 $6,000 $4,000 $2,000 40% 20% $0 Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Non-Interest ExpenseAdjustments to Non-Interest Expense 0% Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 See Non-GAAP reconciliation15

Asset Quality Positive asset quality trends across the portfolio Non-performing assets decreased by $0.9 million, and declined as a percentage of total assets to 0.16% from 0.18% in 1Q21 Immaterial net charge-offs again in the quarter ALL/Adjusted Total Loans(1) decreased to 0.93% in 2Q21 from 1.01% in 1Q21, consistent with strong asset quality trends Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans 1.00% 1.00% 0.80% 0.67% 0.80% 0.60% 0.53% 0.60% 0.40% 0.20% 0.22%0.18%0.16% 0.40% 0.20% 0.00% Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 0.00% 0.00%0.00%0.00%0.00%0.00% Q2 2020Q3 2020Q4 2020Q1 2021Q2 2021 Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non-GAAP reconciliation 16

Acquisition of Teton Financial Services, Inc. 17

Expansion Into a Growing Wyoming Region Strategic Rationale Expands First Western’s footprint / market share in Wyoming Wyoming demographics and business landscape aligns with First Western’s business model with favorable trust, estate and tax laws Ability to consolidate two Jackson Hole offices, and provide an attractive base for expansion into Pinedale and Rock Springs Complementary asset / liability mix and further diversification of First Western’s loan portfolio Improves operating leverage and provides additional financial resources to execute First Western’s strategic plan Enhances revenue generation (not modeled) through diversification of lending revenues and robust cross-selling opportunities Low-cost core deposits and higher yielding loans strengthen NIM and earnings Enhances Shareholder / Stakeholder Value [0.4]% dilutive to tangible book value with a short earnback period of [0.4] years >[20]% internal rate of return Improves scale, profitability and liquidity Opportunity to retain talented banking professionals with an established presence in Wyoming Enhances capabilities to support local communities (1) Assumes 75% phase-in of cost savings in 202218

Acquisitions 2002 2002 – 2005 (5) Westcor Insurance Group, Inc. Poudre River Valley Trust Co. Sprout & Associates, Inc. Sterling Partners Silversmith Financial Corp 5 3 2002 – 2005 (3) Cherry Creek, CO Denver, CO Northern Colorado, CO 2006 – 2010 (4) Reber/Russell Company Ryder, Stilwell Inc. Asset Purchase – Financial Management Advisors, LLC Asset Purchase – GKM Advisors, LLC 9 6 2006 – 2010 (3) Boulder, CO Century City, CA Scottsdale, AZ 2011 – 2015 (1) Trust Department Assets – First National Bank of Wyoming 10 12 2011 – 2015 (6) Aspen, CO DTC/Cherry Hills, CO Fort Collins, CO Jackson Hole, WY Laramie, WY Phoenix, AZ 2016 – 2020 (2) Asset Purchase – EMC Holdings, Inc. Branch Purchase & Assumption from Simmons Bank 12 16 2016 – 2020 (4) Broomfield, CO (2021) Greenwood Village, CO Lone Tree, CO Office Openings 2021 (1) Teton Financial Services, Inc. 13 18 2021 (3)(1) Jackson Hole, WY Pinedale, WY Rock Springs, WY # Total Acquisitions # Total Offices Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices are19 expected to be consolidated

Teton Financial Services, Inc. Overview Company Overview Key Bank Level Financial Highlights Holding company for Rocky Mountain Bank Operates out of three branches in Jackson Hole, Pinedale and Rock Springs For the quarter ended March, 31 2021 Balance Sheet ($mm) Total Assets $429.2 Primarily focused on real estate and C&I lending within the Wyoming region Offers trust / wealth management expertise in Wyoming’s favorable trust environment Total Loans274.9 Total Deposits384.6 Profitability / Rates (%) Attractive low cost deposit franchise with 93% core deposits Net Income ($000s) $1,379 Double digit CAGR in loans and deposits (2013 – 2020) Headquarters: Jackson Hole, WY Year established: 1983 Return on Average Assets1.32 Return on Average Equity13.33 Net Interest Margin3.08 Efficiency Ratio52.9 Yield on Total Loans4.79 Cost of Total Deposits0.22 Balance Sheet Ratios / Capital (%) • Teton Financial Services, Inc. (3) Jackson Hole Pinedale Rock Springs Laramie Fort Collins Denver MYFW CO and WY Branches (10) Teton Financial Services, Inc. (3) TCE / TA9.33 Leverage Ratio9.54 Tier 1 Capital Ratio15.33 TRBC Ratio16.60 Asset Quality (%) NPAs (excl. TDRs) / Assets0.00 NPAs / Loans & OREO0.00 NCOs / Avg. Loans0.21 Deposit Market Share by County Median HHDepositDeposit Market Pop.IncomeDepositsBranchesMkt. ShareMkt. Rank Market(#)($)($mm)(#)(%)(#) 174.3 Sublette, WY 9,771 78,347 85.2 1 26.1 2 Sweetwater, WY 41,651 76,181 83.1 1 8.2 5 Total / Average 75,125 78,347 342.5 3 - - 16.46 Source: S&P Global and FDIC Summary of Deposits Note: Deposit market share data as of June 30, 202020

Pro Forma Loan and Deposit Composition First Western Financial, Inc. Teton Financial Services, Inc. (1) Pro Forma OO CRE 10% OO CRE 10% OO CRE 10% Loan Composition 32% C&I 24% NOO CRE 15% C&D 6% Multifamily + Consumer & Other 9% Res. RE 25% C&I 26% NOO CRE 15% Multifamily 2% Consumer = 12% C&D 10% Res. RE 31% C&I 24% NOO CRE 15% Multifamily 4% Consumer & Other 9% C&D 7% Deposit Composition 7% NOW & Other 8% NOW & Other 7% DDA 33% +Jumbo Time 1% DDA 12% = 29% Jumbo Time 4% Retail Time 5% MMDA & Sav. 51% Retail Time 8% MMDA & Sav. 71% Jumbo Time 4% Retail Time 5% MMDA & Sav. 55% Total Deposits: $1,807,825 Cost of Deposits: 0.23% Loans / Deposits: 95.2% Total Deposits: $384,600 Cost of Deposits: 0.22% Loans / Deposits: 71.5% Total Deposits: $2,192,425 Cost of Deposits: 0.23% Loans / Deposits: 91.0% Source: S&P Global. Financial data as of March 31, 2021 Note: Pro forma excludes purchase accounting adjustments Bank level regulatory data21

Transaction Structure Consideration Results in ~[75]% stock | ~[25]% cash mix Transaction Value(1) $[45.6] million aggregate transaction value Collars(2) Transaction Multiples Pay-to-Trade Ratio: [0.88]x Price / LTM Earnings(3): [16.8]x Price / 2022 Earnings: [10.5]x Core Deposit Premium(4): [2.3]% Pro Forma Ownership Due Diligence Required Approvals Anticipated Closing Based on MYFW’s stock price of $[24.86] as of July [16], 2021 Please refer to the Plan and Agreement of Merger for complete terms relating to stock collars and termination rights For the last 12 months ending June 30, 202122 Core deposits equal to total deposits less time deposits greater than $100,000

Key Transaction Assumptions Earnings Management estimates for Teton Financial Services, Inc. Cost Savings base Loan Credit Mark $5.8 million gross loan credit mark, or 2.16% of Teton Financial Services, Inc.’s loan portfolio Core Deposit Intangibles Amortized sum-of-the-year digits over 10 years Other Assumptions Teton Financial Services, Inc.’s $3.6 million of subordinated debt is paid off before close Cash portion financed with new subordinated debt 23

Near-Term Outlook Loan pipeline continues to increase and should lead to a higher level of loan growth in the second half of the year Reduction in excess liquidity and higher loan growth should lead to improved net interest margin relative to first half of 2021 Success in new business development should drive continued growth in trust and investment management fees Mortgage activity should remain relatively consistent until seasonally slower fourth quarter Continued growth in revenue and stable expense levels should lead to improved operating leverage and higher profitability Acquisition of Teton Financial Services positions First Western to deliver another strong year of organic and acquisitive growth in 2022 24

Appendix 25

Capital and Liquidity Overview Tangible Common Equity / TBV per Share(1) (in thousands) $160,000 $140,000 $120,000 $100,000 $80,000 $91,662 $11.50 $101,411 $13.15 $130,701 $16.44 $143,736 $17.98 $20.00 $18.00 $16.00 $14.00 $12.00 $60,000 4Q184Q194Q202Q21 TCETBV/Share $10.00 Consolidated Capital Ratios (as of 6/30/21) Liquidity Funding Sources (as of 6/30/21) 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk-Weighted Assets 10.68% 10.68% 7.75% Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets (in thousands) Liquidity Reserves: Total Available Cash$ 288,187 Unpledged Investment Securities16,679 Borrowed Funds: Unsecured: Credit Lines54,000 Secured: FHLB Available457,680 FRB Available630 Brokered Remaining Capacity302,739 Total Liquidity Funding Sources$ 1,119,915 Loan to Deposit Ratio93.6% (1) See Non-GAAP reconciliation26

Non-GAAP Reconciliation (1) Represents the intangible portion of assets held for sale27

Non-GAAP Reconciliation Wealth Management Gross Revenue0For the Three Months Ended, (Dollars in thousands)June 30, 2020 September 30, 2020 December 31, 2020March 31, 2021June 30, 2021 Total income before non-interest expense$13,114$16,232$17,973$18,471$19,782 Plus: Provision for loan loss2,1241,496695-12 Gross revenue$15,238$17,728$18,668$18,471$19,794 Capital Management Gross RevenueFor the Three Months Ended, (Dollars in thousands)June 30, 2020 September 30, 2020 December 31, 2020March 31, 2021June 30, 2021 Total income before non-interest expense$788$899$423$-$ Plus: Provision for loan loss-----Gross revenue$788$899$423$-$ Mortgage Gross RevenueFor the Three Months Ended, Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share Consolidated Diluted Pre-Tax Earnings Per Share $0.40 $0.32 $0.67 $0.73 $0.85 $1.44 $1.61 $0.89 $0.99 $1.00

Non-GAAP Reconciliation Total Non-Interest Expense adjusted for Non-Operating itemsFor the Three Months Ended, Allowance for loan losses to Bank originated loans excluding PPPAs of (Dollars in thousands)March 31, 2021June 30, 2021 29

Non-GAAP Reconciliation Adjusted net interest margin For the Three Months Ended September 30, 2020 (Dollars in thousands) Average Balance Interest Earned/Paid Average Yield/Rate AverageInterestAverageAverage Balance Earned/Paid Yield/Rate Balance InterestAverage Earned/Paid Yield/Rate Average Balance Interest Earned/Paid Average Yield/Rate Interest-bearing deposits in other financial institutions 178,756 99 194,17910 0213,577 91 292,615 92 PPP adjustment (38,618) (45) (20,871)(5)21,173 5 17,115 4 Available-for-sale securities 40,528 173 37,51218 631,936 196 26,474 169 PPP adjustment - - - --- - - Loans 1,462,872 14,138 1,522,94714,65 61,554,990 14,212 1,573,553 15,287 PPP adjustment (201,208) (870) (174,016)(1,209)(171,263) (945) (176,396) (1,583) Purchase Accretion adjustment - (534) -(333)-(344) - (260) Adjusted total Interest-earning assets 1,442,330 12,961 1,559,72113,39 51,650,413 13,215 1,773,360 13,709 Interest-bearing deposits 1,067 1,01 5 974 866 PPP adjustment - - - - Federal Home Loan Bank Topeka and Federal Reserve borrowings 201 20 0 132 117 PPP adjustment (180) (175) (109) (93) Subordinated notes 221 27 0 340 342 Adjusted total interest-bearing liabilities 1,312 1,31 0 1,337 1,232 Net interest income 11,649 12,08 5 11,878 12,477 Adjusted net interest margin 3.23% 3.10% 2.88% 2.88% 30